SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 18, 2004

Date of report (Date of earliest event reported)

GANDER MOUNTAIN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Minnesota	0-50659	41-1990949
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4567 American Boulevard West Minneapolis, Minnesota	55437
(Address of Principal Executive Offices)	(Zip Code)

(952) 830-8700

(Registrant’s Telephone Number, Including Area Code)

Item 7.             Financial Statements and Exhibits.

(c)                                  Exhibit

99                                    Press Release dated August 18, 2004

Item 12.       Results of Operations and Financial Condition.

On August 18, 2004, Gander Mountain Company issued a press release disclosing its results of operations and financial condition for its fiscal quarter ended July 31, 2004.  This press release is furnished as Exhibit 99 hereto and incorporated by reference in this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GANDER MOUNTAIN COMPANY

Date: August 18, 2004	/s/ Dennis M. Lindahl
Dennis M. Lindahl
Executive Vice President,
Chief Financial Officer and Secretary

EXHIBIT INDEX

No.	Description	Manner of Filing

99	Press Release dated August 18, 2004	Filed Electronically